Exhibit 99.3
                                MARM 04-7 -- 2A1

UBS WL ARM TRADING (212)713-2860
Balance            $34,500,000.00          Delay              24                 WAC(2)   5.1038     WAM(2)         359
Coupon             4.8010                  Dated              07/01/2004         NET(2)   4.800964   WALA(2)        1
Settle             07/30/2004              First Payment      08/25/2004

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       Price                    1                    2                   3                   4
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                                    Yield               Yield               Yield               Yield
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              101-21+              3.9850              3.9150              3.8692              3.8370
              101-22+              3.9715              3.9005              3.8540              3.8213
              101-23+              3.9581              3.8860              3.8388              3.8056
              101-24+              3.9447              3.8715              3.8237              3.7899
              101-25+              3.9313              3.8570              3.8085              3.7742
              101-26+              3.9179              3.8426              3.7933              3.7586
              101-27+              3.9044              3.8281              3.7781              3.7429
              101-28+              3.8910              3.8136              3.7630              3.7273
              101-29+              3.8777              3.7992              3.7478              3.7116

Spread @ Center Price                  77                  79                  79                  79
                  WAL                2.47                2.28                2.17                2.10
             Mod Durn               2.280               2.112               2.015               1.952
     Principal Window       Aug04 - Jun07       Aug04 - Jun07       Aug04 - Jun07       Aug04 - Jun07

            LIBOR_1MO                1.35                1.35                1.35                1.35
            LIBOR_6MO             1.84125             1.84125             1.84125             1.84125
            LIBOR_1YR                2.25                2.25                2.25                2.25
              CMT_1YR               1.381               1.381               1.381               1.381
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               Prepay              10 CPB              15 CPB              18 CPB              20 CPB
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  Optional Redemption    Call (Y,N,N,N,Y)    Call (Y,N,N,N,Y)    Call (Y,N,N,N,Y)    Call (Y,N,N,N,Y)
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       Price                   Pricing                    6                   7                   8
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                                      Yield                 Yield               Yield               Yield
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              101-21+                3.7499                3.6530              3.4233              3.1287
              101-22+                3.7329                3.6345              3.4013              3.1023
              101-23+                3.7159                3.6161              3.3793              3.0758
              101-24+                3.6989                3.5976              3.3573              3.0493
              101-25+                3.6819                3.5791              3.3353              3.0229
              101-26+                3.6649                3.5606              3.3134              2.9965
              101-27+                3.6479                3.5422              3.2914              2.9701
              101-28+                3.6309                3.5237              3.2695              2.9437
              101-29+                3.6140                3.5053              3.2476              2.9173

Spread @ Center Price                    80                    80                  76                  63
                  WAL                  1.93                  1.77                1.47                1.21
             Mod Durn                 1.800                 1.656               1.393               1.157
     Principal Window         Aug04 - Jun07         Aug04 - Jun07       Aug04 - Jun07       Aug04 - Jun07

            LIBOR_1MO                  1.35                  1.35                1.35                1.35
            LIBOR_6MO               1.84125               1.84125             1.84125             1.84125
            LIBOR_1YR                  2.25                  2.25                2.25                2.25
              CMT_1YR                 1.381                 1.381               1.381               1.381
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               Prepay                25 CPB                30 CPB              40 CPB              50 CPB
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  Optional Redemption      Call (Y,N,N,N,Y)      Call (Y,N,N,N,Y)    Call (Y,N,N,N,Y)    Call (Y,N,N,N,Y)
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             Yield Curve Mat   1MO    3MO       6MO    1YR      2YR     3YR       5YR     10YR     30YR
                         Yld   1.38   1.6   1.84125   2.25   2.9345   3.422   4.09112   4.9315    5.561
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